Engineering the Future of Genetic Medicine

From cancer to other complex diseases, Calidi's RedTail platform can precisely deliver genetic medicine to distal sites of disease



Genetic Medicine(s)
Immune Protection
Targeting
Self-amplifying selective vector
Platform

October 2025

NYSE American: CLDI
Calidibio.com

CALIDI BIOTHERAPEUTICS

Safe Harbor Statement

This presentation may contain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Terms such as “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “towards,” “would” as well as similar terms, are forward-looking in nature, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements concerning, upcoming key milestones, planned clinical trials, and statements relating to the safety and efficacy of Calidi’s therapeutic candidates in development. Any forward-looking statements contained in this discussion are based on Calidi’s current expectations and beliefs concerning future developments and their potential effects and are subject to multiple risks and uncertainties that could cause actual results to differ materially and adversely from those set forth or implied in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that Calidi is not able to raise sufficient capital to support its current and anticipated clinical trials, the risk that early results of clinical trials do not necessarily predict final results and that one or more of the clinical outcomes may materially change following more comprehensive review of the data, and as more patient data becomes available, the risk that Calidi may not receive FDA approval for some or all of its therapeutic candidates. Other risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-K filed on March 31, 2025, as may be amended or supplemented by other reports we file with the SEC from time to time.

Calidi Advantages

- **The RedTail platform is the next leap forward in delivering oncolytic viruses**
  - Systemic delivery reaches distal disease sites
  - Ability to express proteins to tumors
  - Designed to avoid immune clearance and home to metastatic tumor sites, induce tumor lysis and immune priming, and deliver genetic medicines to the tumor microenvironment (TME)
  - Allows for higher doses of effective virus with lower levels of innate immune stimulation
  - Development of a proprietary form of vaccinia virus reflects 10 years of research
- **CLD-401 is the first candidate from the RedTail platform**
  - Delivery of IL-15 superagonist to the TME to activate NK and CD8+ T-cells against the tumor
- **Early clinical data will validate the platform and accelerate subsequent work**
  - Partnership and collaboration discussions to advance development of platform programs
  - Potential to move the platform beyond oncology

- The Systemic Delivery of Oncolytic Viruses
- Our RedTail Technology
- Building the Optimal Viral Platform
- CLD-401: Our Lead Program
- Leadership and Milestones

Proven Efficacy with Intra-Tumoral Oncolytic Viruses

- **Multiple examples of efficacy with local administration of an oncolytic virus**
  - Amgen: T-Vec approved in 2015 for unresectable lesions in melanoma post surgery
  - CG Oncology: BLA submission for cretostimogene in BCG-unresponsive NMIBC
  - Candel: BLA filing expected for CAN-2409 in localized prostate cancer
  - Replimune: promising data in melanoma
- **Intra-tumoral administration is highly limiting…**
  - Most patients do not have disease amenable to intra-tumoral administration
  - Systemic efficacy is highly dependent on abscopal effects that are clinically rare
- **…but lytic replication and immune priming represent novel MOAs in oncology**
  - Viral lysis of tumor cells is a potent and unique tumoricidal effect
  - Viral replication induces a potent but transient change in the TME

Can Oncolytic Viruses Be Used as Systemic Therapy?

- **Efficacy in r/r solid tumor Ph I studies with IV admin of Newcastle disease virus**
  - 1 CR, 3 PRs, and 2 minor responses in 18 pts; ~1/3 pts w/ Gr4 AEs; (10^{10} – 10^{11} pfu/dose)[1]
  - 1 CR and 6 PRs in 20 pts with alpha-Gal-NDV (**2025 Cell paper**); (10^{10} – 10^{11} pfu/dose)[2]
    - Concerns around NDV (Avian paramyxovirus) due to USDA designation as a select agent

- **Ph I study with vesicular stomatitis virus expressing interferon-β[3]**
  - 7 pts with TCL: 1 CR, 2 PR; single dose of up to 10^{11} pfu/dose

- **Dosing at higher levels is the current path to allow systemic delivery of oncolytic viruses**
  - Clinical data demonstrating that virus cannot be detected at IV doses lower than 10^9/pfu[4]
  - Higher doses are an attempt to overcome the rapid clearance by immune system[2] but…
  - **Higher doses triggers innate immune adverse events, limiting the therapeutic window**

- **Calidi has taken a different strategy based on eliminating immune recognition of virus**
  - Allows for higher doses of effective virus with lower levels of innate immune stimulation
  - **Potential to dramatically expand the therapeutic window for systemic oncolytic viruses**

1. Hotte et al, *Clin Cancer Res* (2007) 13 (3): 977–985.
2. Zhong et al. *Cell*. 2025 188 (4) 1119-1136
3. Cook et al, *Blood Adv*. 2022 Jun 1;6(11):3268–3279.
4. Breitbach et al, *Nature*477 (7362), 99 – 102 (2011)

CALiDi

Building the Optimal Viral Platform, Step by Step

❖ **Vaccinia virus chosen as basis for Calidi's RedTail scaffold**

- **Large DNA poxvirus that only replicates in the cytoplasm**
  - No potential for host DNA integration
  - Large capacity for payload insertion
- **Naturally tropic for tumor cells**
- **Rapid and potent lytic cycle (even under hypoxic conditions)**
- **Used for decades as the smallpox vaccine**



Vaccinia Virus

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Building the RedTail Scaffold: Step 1

Tumor Tropism and Replication Selectivity

- Vaccinia virus has inherent tropism for tumor cells[1]
- Vaccinia virus cell entry is not receptor dependent[2]

❖ **Virus genetically engineered to replicate only in tumor cells**

- Triple knockout version of vaccinia virus created that can only replicate in tumor cells
  - TK, VGF, and A46R genes knocked out[3]


Tumor selective form
of vaccinia virus

1. Yu et al, *Nat Biotechnol* (2004) 22(3):313–20..
2. Xu et al, Front. Immunol., 11 January 2024
3. Calidi Biotherapeutics, ASCO 2025

Building the RedTail Scaffold: Step 2


Genetic
Medicine(s)

Genetic Medicine Payload

- Vaccinia has a large genome with high capacity for insertion(s)[1]
  - ~200kbp with >200 ORFs; up to 25kbp capacity for insertion
- Calidi has identified proprietary sites in RedTail for gene(s) insertion

❖ **Vaccinia follows a cascade temporal gene expression pattern[2]**

- Promoters associated with early, intermediate, and late expression allow for better control of gene expression

❖ **Vaccinia blocks host cell production and favors viral protein production**

- Allows for extremely high levels of payload expression

1. McCraith et al, *PNAS* 2000 97(9) 4879-4884
2. Deng et al. *Virology*. March 2025
3. Dhungel et al. *Pathogens* **2020**, *9*(5), 40

Building the RedTail Scaffold: Step 3


Envelope

Enveloped Form of Vaccinia Virus

- **Vaccinia virus produces two forms of infectious particles**[1]
  - During infection, >99% of virus is Intracellular Mature Virus (IMV)
  - <1% of virus is the Extracellular Enveloped Virus (EEV) form that takes on the cell membrane (envelope) from its host
- **Forms are structurally, functionally, and antigenically distinct**[2]
  - EEV form is resistant to antibody neutralization; IMV form is not[1,3]
    - Cell line virus is produced in can affect the level of protection
  - EEV form mediates dissemination of virus during infection[4]
    - Viral dissemination is a biological proxy for systemic administration

❖ **Calidi has used genetic engineering, strain selection, and process development to, for the first time, manufacture the EEV form at high levels**[5]

1. Smith et al, Advances in Experimental Medicine and Biology AEMB,volume 440
2. Roberts et al, *Trends in Micro* 2008 16(10)
3. Vanderplasschen et al, *PNAS* 1998, 95 (13) 7544-7549
4. Payne et al, *J of Gen Virology* Sep;50(1):89-100
5. Calidi Biotherapeutics, ASCO 2025

Building the RedTail Scaffold: Step 4


CD55

CD55 Overexpression

- **Complement is pivotal for immune clearance for Vaccinia[1,2]**
  - Complement is the major form of Vaccinia clearance[3]
- **CD55 expression inhibits complement activation[4]**
  - RedTail scaffold genetically engineered to express CD55 at high levels
  - CD55 expression on the RedTail envelope further inhibits immune clearance

❖ **Therapeutic use of the EEV form of Vaccinia virus with CD55 expression is a groundbreaking step for systemic administration**

1. Evgin et al, *Molecular Therapy* 2015 23(6)
2. Magge et al, *Caner Gene Therapy* 2013 20:342-350
3. Lustig et, *Virology* 2004 Oct 10;328(1):30-5
4. Theresa et al *The Complement FactsBook* (2018)

CALiDi

EEV with CD55 Expression Is Highly Resistant to Clearance



IMV (non-enveloped form)
EEV (enveloped form)
EEV with CD55 expression



Virus survival in the presence of Human serum
% virus survival
0
20
40
60
80
100
120
Cell line #1
Cell line #2
Cell line #1 + CD55
Cell line #2 + CD55
IMV

Overexpression of CD55 on EEV membrane protects against complement inactivation and enhances immune evasion

CALiDi

The RedTail Platform

- ❖ Systemic administration
- ❖ Protected from immune clearance (EEV form / CD55 expression)
- ❖ Targeted tumor cell lysis and immune priming
- ❖ Genetic medicine payload(s) expression in the TME
- ❖ COGS similar to monoclonal antibody
- ❖ Broad IP coverage of platform technology



Genetic Medicine(s)
Immune Protection
Self-amplifying selective vector
Platform

CLD-401: The First Lead From the RedTail Platform

- Systemic administration
- Protected from immune clearance (EEV/CD55)
- Targeted tumor cell lysis and immune priming
- IL-15 superagonist production at the tumor
- Induces innate and adaptive response to the tumor



Systemic Administration
CLD-401
CLD-401
CLD-401 infects other tumor cells
Specific Infection of tumor cell, virus replication, and IL-15 superagonist production
Tumor lysis and immune priming
Activation of T-cells and NK cells and generation of anti-tumor immune response
Tumor cell death and creation of immunological memory to tumor

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IL-15 Superagonist: Proven Activator of Immunity

- ❖ IL-15 is a powerful growth factor for NK cells (innate) and CD8+ T-cells (adaptive)
  - Unlike IL-2, IL-15 does not expand Tregs or induce activation-induced T-cell death
  - IL-15 superagonist is a fusion of IL-15 (N72D) and the Sushi domain IL-15 alpha receptor that dramatically enhances IL-15 activity

- ❖ Anktiva (IL-15 superagonist-Fc) approved for the treatment of BCG-non-responsive NMIBC
  - Drug dosed intravesically in bladder cancer at 400 mcg/kg weekly
  - SC dosing in NSCLC is 15 mcg/kg every 3 wks (80-fold lower than intravesical dose)
    - IL-15 agonists: tumor concentrations drive efficacy; systemic concentrations drive tox
      - In situ delivery of IL-15 superagonists maximizes therapeutic window

- ❖ IL-15 superagonist chosen as genetic medicine payload for CLD-401

CLD-401 Delivers High Levels of IL-15 SA Only in the Tumor

- Serum concentration in syngeneic murine models is negligible
- Tumor concentration is much higher than achievable with systemic delivery

IL-15 Superagonist Levels in Tumor vs Serum (pM)



Day 6
IL-15 Superagonist (pM)
70000
60000
50000
40000
30000
20000
10000
0
37,798
66,279
3.05
Left Flank
Right Flank
Serum



Day 10
IL-15 Superagonist (pM)
60000
50000
40000
30000
20000
10000
0
42,176
57,099
1.35
Left Flank
Right Flank
Serum

- EMT6 model: 1 dose at 10^6 PFU
- Average of 2 animals; each animal had implantations in the left and right flank

RedTail gene therapy delivers IL-15 superagonist directly to tumors, achieving high local concentrations with minimal systemic exposure in mouse models.

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Enhanced Therapeutic Activity With In Situ IL-15 SA Expression

RedTail virus with IL-15 SA payload (CLD-401) dramatically improves treatment efficacy

Tumor regression in syngeneic EMT6 model after a single administration of 5e6 PFU viral particles


Untreated
RedTail Virus (no payload)
CLD-401 (IL-15 SA payload)
Tumor Volume (mm3)
2000
1500
1000
500
0
0 5 10 15 20 25 30 35 40 45 50
(CR: 0/10)
(CR: 1/10)
(CR: 8/10)
Day Post Treatment

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CLD-401 Timeline to Clinic


2025
2026
2027
Preclinical, CMC & Regulatory
Phase 1
CLD-401
IND

- ❖ **Phase I study to be conducted in a basket of solid tumors (NSCLC, TNBC, Melanoma, etc.)**
  - Rapid dose escalation study with limited # of doses to be tested
  - Early demonstration of systemic delivery of oncolytic virus in a metastatic setting
  - Early demonstration *in situ* delivery of genetic medicine payload (IL-15 superagonist)

- ❖ **Responses early in Ph I I would validate the RedTail platform**
  - **Demonstration of activity would create enormous value in the platform**

- ❖ **Potential to create first-in-class / best-in-class novel modality for use in oncology and potentially other indications**

CALiDi

Evolving the RedTail Platform

Lead: CLD-401



Oncology

- Tumor tropism and replication restricted to tumor cells
- Envelope and CD55 expression facilitate survival in the complement-rich bloodstream, enabling systemic delivery
- IL-15 superagonist payload expression drives potent innate and adaptive immune responses to the tumor

Next-Generations



Precision Oncology and Other Diseases

- Envelope engineering for "programmable" targeting
  - Targeting proteins (scFvs, VHHs, etc.) expressed in envelope
- Replication in other proliferating cells (i.e., activated immune cells)
- Additional payload(s) to impart new biology
  - Immunosuppressive payloads for I&I disease

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Capitalization Table

Securities Outstanding (as of September 30, 2025)	Common Stock Equivalents
Common stock outstanding	7,056,312
Warrants (WAEP $34.97)	5,026,613
Options (WAEP $59.56)	251,036
Forward Purchase Agreements	5,501
Fully Diluted	12,339,462

Cash position:

- $5.3M in cash as of June 30, 2025
- Raised gross proceeds of $11.5M through public offerings in July and August 2025

Cash burn of ~$4-5M/quarter

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New Leadership Driving Strategic Progress

❖ **New management team**	✓ New CEO, CMO and Chairman with industry experience to drive value
❖ **Improving the balance sheet**	✓ Debt reduced from >$8M to $1.4M (2Q25); projected to be $0.6M by end of 2025
❖ **Reducing operating costs**	✓ G&A expenses reduced by 25% 1H24-1H25; plans to further reduce costs
❖ **Rapidly advancing the pipeline**	✓ CLD-401 program to be rapidly advanced as proof-of-concept for RedTail platform
❖ **Potential for non-dilutive capital**	✓ Pharma partnerships discussions around the RedTail platform

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Near-term Milestones

2H '25

CLD-401: SITC presentation — Demonstration of IL-15 SA production in tumors versus serum; benefit in animal models inducing complete responses

1H '26

RedTail Platform: Preclinical data supporting platform utility beyond solid tumors

CLD-401: IND-enabling pharmacology and toxicology studies completed

2H '26

CLD-401: Open IND for r/r solid tumor

CALiDi BIOTHERAPEUTICS